UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010 (May 11, 2010)
[Missing Graphic Reference]

                               QUANTUM MATERIALS CORP.
(Exact name of registrant as specified in its charter)

______________________________

Nevada	333-146533	20-8195578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 S. River Parkway Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  214-701-8779

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

On May 11, 2010, the Company issued a press release, a copy of which is appended hereto.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press release dated May 11, 2010. (Filed herewith.)

SIGNATURES

QUANTUM MATERIALS CORP.
(Registrant)

Dated: May 11, 2010	By:	/s/ Stephen Squires
Stephen Squires, Chief Executive Officer